INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS, NET

5. INTANGIBLE ASSETS, NET

On November 28, 2024, Aibotics entered into an asset sale and purchase agreement with Philon Labs, LLC. (the “seller” or “Philon Labs”) for consideration of approximately $2,000,000 in exchange for intellectual property intangible assets. The purpose of the assets purchase was to begin Aibotic’s transition to a growth-oriented company that applies advanced engineering and design techniques to new products. The entire purchase consideration was allocated as fair value to the intellectual property acquired from the seller. The $2,000,000 is to be paid through the issuance of a new series of Aibotics Preferred Stock. As of December 31, 2025, the consideration has not been issued to the seller and is recorded as shares to be issued on the consolidated balance sheet. The Company has analyzed the shares to be issued balance and determined that they are liabilities in accordance with ASC 480 – Distinguishing Liabilities from Equity. For the year ended December 31, 2024, the Company issued 200,000 shares of Aibotics Series B Preferred Stock to the seller as satisfaction of the intangible assets’ consideration in the amount of $4,400. No shares were issued during the year ended December 31, 2025.

On May 23, 2025, the Company entered into an Asset Purchase Agreement (the “Klizos APA”) with Klizos Ventures, Inc (“Klizos”). Pursuant to the Klizos APA the Company acquired certain intellectual property intangible assets related to Klizos’s AIHeadhunter platform. The Company agreed to issue Klizos $2,800,000 of consideration, composed of 100,000,000 shares of common stock and $2,700,000 of Preferred Stock. As of December 31, 2025 the common stock has been issued but the Preferred Stock remains unissued, and is therefore recorded shares to be issued on the consolidated balance sheet. The Company has analyzed the shares to be issued balance and determined that they are liabilities in accordance with ASC 480 – Distinguishing Liabilities from Equity. The shares to be issued liability due to Klizos was recorded at a value of $2,700,000.

The Klizos APA also features an earn-out provision that stipulates Klizos is to receive up to $7,000,000 of additional shares of Preferred Stock as the following milestones are met:

●	Milestone 1: If the platform is fully launched and has at least ten paying customers Klizos will receive $250,000 of Preferred Stock
●	Milestone 2: If the platform reaches $1,000,000 in cumulative gross revenue Klizos will receive $500,000 of Preferred Stock
●	Milestone 3: If the platform reaches $3,000,000 in cumulative gross revenue Klizos will receive $1,250,000 of Preferred Stock
●	Milestone 4: If the platform reaches $5,000,000 in cumulative gross revenue Klizos will receive $1,750,000 of Preferred Stock
●	Milestone 5: If the platform reaches $7,500,000 in cumulative gross revenue Klizos will receive $3,250,000 of Preferred Stock

The intellectual property intangible assets are being amortized over their estimated useful lives of 3 years.

Intangible assets as of December 31, 2025 and 2024, are as follows:

	For the years ended December 31,
	2025	2024
Intellectual property	$4,800,000	$2,000,000
Less: accumulated amortization	(1,903,828)	(728,102)
Intangible assets, net	$2,896,172	$1,271,898

Amortization expense from intangible assets was $1,175,726 and $667,883 for the year ended December 31, 2025 and 2024, respectively.

Future amortization expense from intangible assets as of December 31, 2025, were as follows:

For the Year Ended,
December 31,
2026	$1,537,048
2027	932,482
2028	426,642
Thereafter	-
Total remaining amortization expense	$2,896,172